                                                                   Exhibit 10.20

                                                                [EXECUTION COPY]


               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
               --------------------------------------------------

     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement"),
                                                                    ---------
dated as of February 4, 2000, by and among PaeTec Corp., a Delaware corporation (the "Corporation"); Alliance Cabletel Holdings, L.P., a Delaware limited
      -----------
partnership ("Alliance"), Kline Hawkes California SBIC, L.P., a California
              --------
limited partnership ("Kline Hawkes"), The Union Labor Life Insurance Corporation
                      ------------
Separate Account P ("ULLICO"), and the other individuals and/or entities listed
                     ------
on Schedule A hereto (together with Alliance, Kline Hawkes and ULLICO, the "CCS
   ----------                                                               ---
Group Stockholders"); Madison Dearborn Capital Partners III, L.P., a Delaware
------------------
limited partnership ("Madison Dearborn Capital"), Madison Dearborn Special
                      ------------------------
Equity II, L.P., a Delaware limited partnership ("Special Equity"), and Special
                                                  --------------
Advisors Fund I, LLC, a Delaware limited liability company ("Special Advisors,"
                                                             ----------------
and together with Madison Dearborn Capital and Special Equity the "MDCP Group
                                                                   ----------
Stockholders"); Blackstone CCC Capital Partners L.P., a Delaware limited
------------
partnership, Blackstone CCC Offshore Capital Partners L.P., a Cayman Islands limited partnership, and Blackstone Family Investment Partnership III L.P., a Delaware limited partnership (collectively the "Blackstone Group Stockholders");
                                                -----------------------------
Ares Leveraged Investment Fund L.P., a Delaware limited partnership, Ares Leveraged Investment Fund L.P. II, a Delaware limited partnership, Newcourt Commercial Finance Corporation, a Delaware corporation, and UnionBanCal Equities, Inc., a California corporation (collectively, the "Other Investor
                                                             --------------
Stockholders").  The Other Investor Stockholders, the MDCP Group Stockholders
------------
and the Blackstone Group Stockholders are referred to in this Agreement as the "Investor Stockholders." The Other Investor Stockholders, the MDCP Group Stockholders, the Blackstone Group Stockholders and the CCS Group Stockholders are sometimes collectively referred to herein as the "Stockholders" and
                                                      ------------
individually as a "Stockholder."
                   -----------

                                    RECITALS
                                    --------

     WHEREAS, the Corporation is party to an Equity Purchase Agreement (the "Purchase Agreement") dated as of February 4, 2000 with the Investor
-------------------
Stockholders, pursuant to which the Investor Stockholders will purchase shares of the Corporation's Series A Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock").
            ---------------

     WHEREAS, the Corporation and the CCS Group Stockholders are parties to a Registration Agreement, dated as of September 9, 1999 (the "Prior Agreement"),
                                                            ---------------
pursuant to which the Corporation granted the CCS Stockholders the registration rights set forth in the Prior Agreement.

     WHEREAS, in order to induce the Investor Stockholders to enter into the Purchase Agreement, and as a condition precedent to the obligations of the parties under the Purchase Agreement, the Corporation and the CCS Group Stockholders have agreed to amend and restate the Prior Agreement and the Corporation has agreed to grant the Investor Stockholders the registration rights set forth herein.

     WHEREAS, this Agreement is the "Registration Agreement" as defined in the Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE 1

        Shelf Registration for the Benefit of the Investor Stockholders
                         and the CCS Group Stockholders

     Section 1.1  Obligation to File and Maintain.  Upon completion of a public
                  -------------------------------
offering of any shares of common stock of the Corporation (whether pursuant to an initial public offering by the Corporation or as a result of the MDCP Group Stockholders, the Blackstone Group Stockholders or the CCS Group Stockholders exercising their demand registration rights pursuant to Article 2), at any time after the first anniversary and prior to the third anniversary of the completion of such public offering (which date of completion shall be deemed to be the third business day after the date on which the registration statement with respect to such public offering is declared effective), promptly upon the written request of the MDCP Group Stockholders Representative, the Blackstone Group Stockholders Representative or the CCS Group Stockholders Representative, the Corporation will use its best efforts to file, as promptly as reasonably possible, with the Securities and Exchange Commission (the "Commission") a
                                                            ----------
registration statement under the Securities Act of 1933, as amended and any successor thereof, and the rules and regulations thereunder (the "Securities
                                                                  ----------
Act"), for the offering on a continuous or delayed basis in the future (the
---
"Shelf Registration") of all of the Registrable Securities then owned by the
-------------------
Investor Stockholders and the CCS Group Stockholders (including, in the case of the CCS Group Stockholders, shares of Common Stock acquired by any CCS Group Stockholder in addition to shares of Common Stock acquired in the Merger and, in the case of the Investor Stockholders, any shares of Common Stock acquired by any Investor Stockholder upon conversion of the Preferred Stock and any other shares of Common Stock acquired by an Investor Stockholder). The Shelf Registration shall be on an appropriate form that the Corporation is then eligible to use and the Shelf Registration and any form of prospectus included therein or prospectus supplement relating thereto shall reflect such plan of distribution or method of sale as the MDCP Group Stockholders Representative, the Blackstone Group Stockholders Representative and the CCS Group Stockholders Representative may from time to time jointly specify in a written notice to the Corporation, including the sale of some or all of the Registrable Securities in a public offering or, if requested by the MDCP Group Stockholders Representative, the Blackstone Group Representative or the CCS Group Stockholders Representative, subject to receipt by the Corporation of such information (including information relating to purchasers) as the Corporation reasonably may require, the sale of some or all of the Registrable Securities
(i) in a transaction constituting an offering outside the United States which is exempt from the registration requirements of the Securities Act in which the Corporation undertakes to effect registration of such Registrable Securities as soon as possible after the completion of such offering in order to permit such Registrable Securities to be freely tradeable in the United States, (ii) in a transaction constituting a private placement under Section 4(2) of the Securities Act in connection with which the Corporation undertakes to register such Registrable Securities after the conclusion of such placement to permit such Registrable Securities to be freely tradeable by the purchasers thereof, or (iii) in a transaction under Rule 144A of the Securities Act in connection with which the Corporation undertakes to register such Registrable Securities after the conclusion of such transaction to permit such Registrable Securities to be freely tradeable by the purchasers thereof. The Corporation shall use its best efforts to keep the Shelf Registration continuously effective for the period beginning on the date on which the Shelf Registration is declared effective and ending on the first date that there are no Registrable Securities. During the period during which the Shelf Registration is effective, the Corporation shall supplement or make amendments to the Shelf Registration, if required by the Securities Act or if reasonably requested jointly by the MDCP Group Stockholders Representative, the Blackstone Group Stockholders Representative and the CCS Group Stockholders Representative or an underwriter of Registrable Securities, including to reflect any specific plan of distribution or method of sale, and shall use its reasonable best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

     Section 1.2  Black-Out Periods of the MDCP Group Stockholders, the
                  -----------------------------------------------------
Blackstone Group Stockholders and the CCS Group Stockholders.  Subject to the
------------------------------------------------------------
conditions of this Section 1.2, the Corporation shall have the right, exercisable on not more than two occasions in the aggregate in any period of 24 months, from time to time (i) to require the Investor Stockholders and the CCS Group Stockholders not to sell under the Shelf Registration or to suspend the effectiveness thereof during the period starting with the date 30 days prior to the Corporation's good faith estimate, as certified in writing by an executive officer of the Corporation to the MDCP Group Stockholders Representative, the Blackstone Group Stockholders Representative and the CCS Group Stockholders Representative, of the proposed date of filing of a registration statement or a preliminary prospectus supplement relating to an existing shelf registration statement, in either case, pertaining to an underwritten public offering of equity securities of the Corporation or debt securities of the Corporation which are convertible into equity securities of the Corporation for the account of the Corporation, and ending on the date 90 days following the effective date of such registration statement or the date of filing of such prospectus supplement, or
(ii) to postpone or suspend (but not for a period exceeding 120 days) the filing or effectiveness of a registration statement otherwise required to be prepared and filed by it pursuant to this Article 1, if the Corporation determines, in its good faith judgment as certified in writing by an executive officer of the Corporation to the MDCP Group Stockholders Representative, the Blackstone Group Stockholders Representative and the CCS Group Stockholders Representative, that such registration and offering or continued effectiveness would interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Corporation or any of its subsidiaries or public disclosure thereof would be required prior to the time such disclosure might otherwise be required, or when the Corporation is in possession of material information that it deems advisable not to disclose in a registration statement.

     Section 1.3  Black-Out Periods of the Corporation.  Subject to the
                  ------------------------------------
conditions of this Section 1.3, each of the MDCP Group Stockholders and the CCS Group Stockholders shall have the right, exercisable on not more than two occasions in any period of 24 months, and the Blackstone Group Stockholders shall have the right, exercisable on not more than one occasion in any period of 24 months, to require the Corporation, by written request provided by the MDCP Group Stockholders Representative, the Blackstone Group Stockholders Representative or the CCS Group Stockholders Representative (as the case may be), not to sell any common equity securities of the Corporation, or any securities convertible into common equity securities of the Corporation under any registration statement (other than a registration statement on Form S-8 or other successor form) or prospectus supplement relating to an existing shelf registration statement, or to suspend the effectiveness thereof, during the period starting with the date 20 days prior to the good faith estimate of the MDCP Group Stockholders Representative, the Blackstone Group Stockholders Representative or the CCS Group Stockholders Representative (as the case may be), as certified in writing to the Corporation, of a proposed date of filing of a preliminary prospectus supplement relating to a Shelf Registration filed pursuant to Section 1.1, pertaining to an underwritten public offering of Registrable Securities, and ending on the date 45 days following the date of filing the final prospectus supplement.

     Section 1.4  Additional Black-Out Periods with Respect to Demand
                  ---------------------------------------------------
Registrations.  In addition to the black-out limitations set forth in Sections
-------------
1.2 and 1.3, (i) the MDCP Group Stockholders holding at least 50% of the Registrable Securities held by all MDCP Group Stockholders shall have the right, exercisable on not more than two occasions in connection with any permitted Demand Registration commenced by the MDCP Group Stockholders pursuant to Article 2 to require the CCS Group Stockholders and the other Investor Stockholders not to sell any common equity securities of the Corporation under the Shelf Registration during the period starting with the date 20 days prior to the MDCP Group Stockholders Representative's good faith estimate, as certified in writing by the MDCP Group Stockholders Representative to the CCS Group Stockholders and the other Investor Stockholders, of a proposed initial date of distribution of Registrable Securities under any such permitted Demand Registration commenced by the MDCP Group Stockholders and ending on the date 180 days following the date of such initial distribution (or such earlier date permitted by the underwriters, if such Demand Registration is underwritten); (ii) the Blackstone Group Stockholders holding at least 50% of the Registrable Securities held by all Blackstone Group Stockholders shall have the right, exercisable on not more than one occasion in connection with any permitted Demand Registration commenced by the Blackstone Group Stockholders pursuant to Article 2 to require the CCS Group Stockholders and the other Investor Stockholders not to sell any common equity securities of the Corporation under the Shelf Registration during the period starting with the date 20 days prior to the Blackstone Group Stockholders Representative's good faith estimate, as certified in writing by the Blackstone Group Stockholders Representative to the CCS Group Stockholders and the other Investor Stockholders, of a proposed initial date of distribution of Registrable Securities under any such permitted Demand Registration commenced by the Blackstone Group Stockholders and ending on the date 180 days following the date of such initial distribution (or such earlier date permitted by the underwriters, if such Demand Registration is underwritten); and (iii) the CCS Group Stockholders shall have the right, exercisable on not more than two occasions in connection with any permitted Demand Registration commenced by the CCS Group Stockholders pursuant to Article 2, to require the Investor Stockholders not to sell any common equity securities of the Corporation under the Shelf Registration during the period starting with the date 20 days prior to the CCS Group Stockholders Representative's good faith estimate, as certified in writing by the CCS Group Stockholders Representative to the Investor Stockholders, of a proposed initial date of distribution of Registrable Securities under any such permitted Demand Registration commenced by the CCS Group Stockholders and ending on the date 180 days following the date of such initial distribution (or such earlier date permitted by the underwriters, if such Demand Registration is underwritten).

     Section 1.5  Number of Shelf Registrations.  A Shelf Registration shall be
                  -----------------------------
deemed to have been effected if such registration becomes effective pursuant to the Securities Act and is kept continuously effective of a period of at least two years; provided, however, that no Shelf Registration shall be deemed to have
           --------  -------
been effected (or to have been kept continuously effective) if such registration cannot be used by the Investor Stockholders and the CCS Group Stockholders for more than 90 days as a result of any stop order, injunction or other order of the Commission or other government authority or for any other reason other than an act or omission of either the Investor Stockholders or the CCS Group Stockholders.

     Section 1.6  Expenses.  Any and all Registration Expenses incurred in
                  --------
connection with any Shelf Registration which may be requested under this Article 1 shall be borne by the Corporation.

     Section 1.7  Selection of Underwriters.  Any and all underwriters or other
                  -------------------------
agents involved in any sale of Registrable Securities pursuant to a registration statement contemplated by this Article 1 shall include such underwriters or other agents as shall be selected by the Investor Stockholders and the CCS Group Stockholders holding at least 50% of the Registrable Securities held collectively by all Investor Stockholders and CCS Group Stockholders participating in such sale and approved of by the Corporation, which approval shall not be unreasonably withheld. The Corporation shall (together with the Investor Stockholders and/or the CCS Group Stockholders if legally required) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting, as well as all other documents customary in similar offerings, which documents shall be in customary form and reasonably acceptable to the Corporation, including, without limitation, underwriting agreements, custody agreements, powers of attorney, and indemnification agreements.

     Section 1.8  Expiration.  Notwithstanding anything in this Section 1 to the
                  ----------
contrary, none of the MDCP Group Stockholders, the Blackstone Group Stockholders or the CCS Group Stockholders may exercise the shelf registration rights granted under this Section 1 in connection with a proposed offering of Registrable Securities by any such group of Stockholders having a reasonably anticipated aggregate gross offering price of less than $20,000,000 if at such time (if ever) such MDCP Group Stockholders, such Blackstone Group Stockholders or such CCS Group Stockholders, as the case may be, are free to sell their shares of Common Stock under Rule 144 of the Securities Act, without limitation as to volume or manner of sale restrictions.

                                   ARTICLE 2

                              Demand Registration

     Section 2.1  Obligation to File and Notify.  The CCS Group Stockholders
                  -----------------------------
shall be entitled to Demand Registrations (as defined below) (A) if the Corporation does not complete an initial public offering of its Common Stock on or before September 9, 2000 with gross proceeds from the offering of at least $25 million and (B) as specified below after the Corporation has completed an initial public offering of its Common Stock. The Investor Stockholders shall be entitled to Demand Registrations as specified below at any time after the completion by the Corporation of an initial public offering of its Common Stock. Subject to the limitations set forth in the foregoing two sentences and the other limitations set forth in this Section 2.1, if the Corporation shall receive from (i) the CCS Group Stockholders holding at least 50% of the Registrable Securities held by all CCS Group Stockholders, (ii) the MDCP Group Stockholders holding at least 50% of the Registrable Securities held by all MDCP Group Stockholders, or (iii) the Blackstone Group Stockholders holding at least 50% of the Registrable Securities held by all Blackstone Group Stockholders, a written request for the Corporation to effect any registration, qualification or compliance under the Securities Act with respect to Registrable Securities held by any such group of Stockholders pursuant to this Section 2 (each, a "Demand Registration"), then, at a time specified in such request,
          -------------------
the Corporation will use best efforts to effect such Demand Registration when so specified in such request, provided that (x) the CCS Group Stockholders
                              -------- ----
shall only be entitled to request one (1) Demand Registration on Form S-1 or any similar long-form registration statement (each, a "Long-Form Registration") in
                                                   ----------------------
addition to one (1) Demand Registration that the CCS Group Stockholders may exercise under clause (A) of the first sentence of this Section 2.1, the MDCP Group Stockholders shall only be entitled to request two (2) Long-Form Registrations, and the Blackstone Group Stockholders shall only be entitled to request one (1) Long-Form Registration and (y) each of the MDCP Group Stockholders holding at least 50% of the Registrable Securities held by all MDCP Group Stockholders, the Blackstone Group Stockholders holding at least 50% of the Registrable Securities held by all Blackstone Group Stockholders and the CCS Group Stockholders holding at least 50% of the Registrable Securities held by all CCS Group Stockholders shall be entitled to request an unlimited number of Demand Registrations on Form S-2 or S-3 or any similar short-form registration statement (each, a "Short-Form Registration") if available; and provided further
                    -----------------------                     -------- -------
that the Corporation shall have at least 150 days after such request with
----
respect to a Demand Registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under the applicable blue sky or other state securities laws and appropriate compliance with regulations issued under the Securities Act and any other governmental requirements or regulations) to effect such Demand Registration in such manner as would permit or facilitate the sale and distribution of the Registrable Securities specified in such request. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective (unless such Long-Form Registration has not become effective due solely to the fault of the holders requesting such registration), and a Long-Form Registration shall not count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities requesting such Demand Registration are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration.

     Section 2.2  Underwriting.  If a MDCP Group Stockholder, a Blackstone Group
                  ------------
Stockholder or a CCS Group Stockholder intends to distribute the Registrable Securities covered by its request by means of an underwritten public offering, such Stockholder shall so advise the Corporation. Any and all underwriters or other agents involved in any sale of Registrable Securities pursuant to a Demand Registration shall include such underwriters or other agents as shall be selected by the MDCP Group Stockholders, the Blackstone Group Stockholders or the CCS Group Stockholders, as the case may be, requesting such a registration and approved by the Corporation, which approval shall not be unreasonably withheld or delayed. The Corporation shall (together with the MDCP Group Stockholders, the Blackstone Group Stockholders or the

CCS Group Stockholders, as the case may be, if legally required) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting, as well as all other documents customary in similar offerings, which documents shall be in customary form and reasonably acceptable to the Corporation, including, without limitation, underwriting agreements, custody agreements, powers of attorney, and indemnification agreements.

     The Corporation may include in any Demand Registration involving an underwritten public offering and commenced pursuant to this Article 2 securities for its own account but only to the extent that, in the reasonable belief of the managing underwriter of such offering, the inclusion of such securities will not adversely affect the per share sales price for the Registrable Securities included pursuant to the request for such Demand Registration (including Registrable Securities included pursuant to the exercise of piggyback rights granted to the Investor Stockholders and the CCS Group Stockholders under
Section 3.1), and only if the managing underwriter did not exclude any Registrable Securities held by any Investor Stockholder or CCS Group Stockholder and requested to be included in such Demand Registration. If the managing underwriter in an underwritten public offering commenced in connection with a Demand Registration advises in writing the Corporation, the Investor Stockholders and the CCS Group Stockholders that marketing factors require a limitation of the number of shares of Common Stock to be underwritten and sold in such offering, the managing underwriter may exclude some or all of shares of Common Stock to be sold in such offering from such registration, in which event the shares to be included in such registration shall be allocated pro rata among
                                                                  --- ----
the holders of shares participating in the offering pursuant to registration rights granted by the Corporation (including any demand registration rights and piggyback rights), based on the number of shares of Common Stock requested to be included by each holder in such registration. If any Investor Stockholder or CCS Group Stockholder disapproves of the terms of any such underwriting, such Stockholder may elect to withdraw therefrom by written notice to the Corporation and the managing underwriter.

     Section 2.3  Black-Out Periods of the Investor Stockholders or the CCS
                  ---------------------------------------------------------
Group Stockholders.  Subject to the conditions of this Section 2.3, the
------------------
Corporation shall have the right, exercisable on not more than one occasion in any period of 12 consecutive months, to postpone or suspend (but not for a period exceeding 90 days) the filing or effectiveness of a Demand Registration otherwise required to be prepared and filed by it pursuant to this Article 2, if the Corporation determines, in its good faith judgment as certified by CEO, that such registration and offering or continued effectiveness would interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Corporation or any of its subsidiaries or public disclosure thereof would be required prior to the time such disclosure might otherwise be required, or when the Corporation is in possession of material information that it deems advisable not to disclose in a registration statement.

     Section 2.4  Expenses.  Any and all Registration Expenses incurred in
                  --------
connection with any Demand Registration which may be requested under this
Article 2 shall be borne by the Corporation.

     Section 2.5  Non-Subordination.  The Demand Registration rights of the
                  -----------------
Investor Stockholders and the CCS Group Stockholders pursuant to this Article 2 shall not be subordinate to the registration rights of any other Person, and the Corporation shall not grant any registration rights to any other Person which are superior to the registration rights granted to the Investor Stockholders and the CCS Group Stockholders pursuant to this Article 2.

     Section 2.6  Expiration.  Notwithstanding anything in Section 2.1 to the
                  ----------
contrary, none of the MDCP Group Stockholders, the Blackstone Group Stockholders or the CCS Group Stockholders may exercise the Demand Registration rights granted under this Article 2 in connection with a proposed offering of Registrable Securities by any such group of Stockholders having a reasonably anticipated aggregate gross offering price of less than $20,000,000 if at such time (if ever) such MDCP Group Stockholders, such Blackstone Group Stockholders or such CCS Group Stockholders, as the case may be, are free to sell their shares of Common Stock under Rule 144 of the Securities Act, without limitation as to volume or manner of sale restrictions.

                                   ARTICLE 3

                         Piggyback Registration Rights

     Section 3.1  Notification and Inclusion.
                  --------------------------

          (a) If, at any time from time to time after the earlier to occur of
     (i) the date on which the Corporation completes an initial public offering of shares of its common stock and (ii) September 9, 2000, the Corporation proposes to register any of its equity securities, either for its own account or for the account of a security holder or holders and whether pursuant to its own initiative, the initiative or request of another Person or pursuant to a Demand Registration (other than a registration of securities relating solely to employee benefit plans or to effect a merger or other reorganization), the Corporation shall promptly give written notice of such registration to the Investor Stockholders and the CCS Group Stockholders.

          (b) Upon the written request of any Investor Stockholder or CCS Group Stockholder given within 10 business days after receipt of a notice delivered pursuant to Section 3.1(a), the Corporation shall seek to include in such proposed registration such Registrable Securities of such Stockholder as such Stockholder shall request be so included and shall use its best efforts to cause a registration statement covering all of the Registrable Securities of such Stockholder that such Stockholder has requested to be registered to become effective under the Securities Act. The Corporation shall be under no obligation to complete any registration of securities it proposes to make under this Article 3, other than its obligation to complete any Demand Registration, subject to the terms and conditions set forth in Article 2. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Corporation shall determine for any reason not to register or to delay registration of such securities, the Corporation shall give written notice of such determination to the Investor Stockholders and the CCS Group Stockholders and, thereupon, (i) in the case of a determination not to register, the Corporation shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration

     Expenses incurred in connection therewith) and (ii) in the case of a determination to delay registering, the Corporation shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

     Section 3.2  Cut-back Provision.  If the registration of which the
                  ------------------
Corporation gives notice pursuant to this Article 3 is for a registered public offering involving an underwriting, the Corporation shall so advise the Stockholders as part of the written notice given to the Stockholders pursuant to this Article 3. If the managing underwriter in an underwritten public offering pursuant to which Stockholders are participating pursuant to this Article 3 advises in writing the Corporation and the Stockholders that marketing factors require a limitation of the number of shares of Common Stock to be underwritten and sold in such offering, the managing underwriter may exclude some or all of shares of Common Stock held by the Stockholders to be sold in such offering from such registration, in which event the shares held by the Stockholders to be included in such registration shall be allocated pro rata among the holders of shares held by the Stockholders participating in the offering pursuant to registration rights granted by the Corporation (including any demand registration rights and piggyback registration rights), based on the number of shares of Common Stock requested to be included by each holder in such registration. If any Stockholder disapproves of the terms of any such underwriting, such Stockholder may elect to withdraw therefrom by written notice to the Corporation and the managing underwriter.

     Section 3.3  Expenses.  The Corporation shall bear and pay all Registration
                  --------
Expenses incurred in connection with any registration of Registrable Securities pursuant to this Article 3.

     Section 3.4  Duration of Registration Rights.  Each Stockholder shall have
                  -------------------------------
unlimited piggyback registration rights set forth in Section 3.1(a) with respect to the Registrable Securities held by such Stockholder.

     Section 3.5  Non-Subordination. The piggyback registration rights of the
                  -----------------
Stockholders pursuant to this Article 3 shall not be subordinate to the registration rights of any other Person, and the Corporation shall not grant any registration rights to any other Person which are superior to the registration rights granted to the Stockholders pursuant to this Article 3.

                                   ARTICLE 4

                            Registration Procedures

     Section 4.1 In connection with the filing of any registration statement as provided in Article 1, 2 or 3, the Corporation shall, as expeditiously as reasonably practicable:

          (a) prepare and file with the Commission the requisite registration statement (including a prospectus therein) to effect such registration and use its best efforts to cause such registration statement to become effective, provided that before filing such registration statement or any
                -------- ----
     amendments or supplements thereto, the Corporation will furnish to the MDCP Group Stockholders Representative, the Blackstone Group Stockholders Representative and the CCS Group Stockholders Representative, if Registrable Securities held by the MDCP Group Stockholders, the Blackstone Group Stockholders or the CCS Group Stockholders, as the case may be, are included in such registration, copies of all such documents proposed to be filed, which documents will be subject to the review of counsel to the MDCP Group Stockholders, counsel to the Blackstone Group Stockholders and counsel to the CCS Group Stockholders before any such filing is made within ten days after receipt of such documents, and the Corporation will comply with any reasonable request made by any such counsel to make changes in any information contained in such documents relating to the Stockholders;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until, in the case of Article 1, the termination of the period during which the Shelf Registration is required to be kept effective, or, in the case of Articles 2 and 3, the earlier of such time as all of such securities have been disposed of and the date which is 120 days or 90 days, in the case of Article 2 and Article 3, respectively, after the date of initial effectiveness of such registration statement;

          (c) furnish to the Stockholders whose Registrable Securities are included in such registration such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statements (including each complete prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including documents incorporated by reference, as such Stockholders may reasonably request, but only while the Corporation is required under the provisions hereof to cause a registration statement to remain in effect;

          (d) use its best efforts to register and qualify all Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Stockholder whose Registrable Securities are included in such registration shall reasonably request, to take all actions which may be reasonably necessary to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such Stockholders to consummate the disposition in such jurisdictions of the securities owned by such Stockholders, except that the
                                                                 ------ ----
     Corporation shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph be obligated to be so qualified, or to consent to general service of process in any such jurisdiction, or change the composition of its assets to conform with the securities laws of any such jurisdiction, or to subject the Corporation to any material tax in any such jurisdiction where it is not then so subject;

          (e) cause all Registrable Securities covered by such registration statement to be registered with or approved by such other government authority as may be reasonably necessary to enable the Stockholders to consummate the disposition of such Registrable Securities;

          (f) furnish to any managing underwriter of an underwritten public offering, to the extent requested by such managing underwriter, a signed counterpart, addressed to the managing underwriter (and the underwriters, if any), of

               (i) an opinion of counsel for the Corporation, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the managing underwriter, and

               (ii) to the extent permitted by then applicable rules of professional conduct, a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Corporation's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, all as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

          (g) immediately notify the Stockholders whose Registrable Securities are included in such registration at any time when the Corporation becomes aware that a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such Stockholder promptly prepare and furnish to such Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (h) comply or continue to comply in all material respects with the Securities Act and the Securities Exchange Act of 1934, as amended, and any successor thereto, and the rules and regulations thereunder (the "Exchange
                                                                       --------
     Act"), and with all applicable rules and regulations of the Commission, and
     ---
     make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month of the first full fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and not file any amendment or supplement to such registration statement or prospectus upon which the Stockholders have not been afforded at least five days to review and comment;

          (i) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

          (j) list all common stock of the Corporation covered by such registration statement on any securities exchange on which any of the common stock of the Corporation is then listed.

     Section 4.2  Stockholder Information.  Each Stockholder whose Registrable
                  -----------------------
Securities are included in such registration shall furnish in writing to the Corporation such information regarding such Stockholder the Registrable Securities to be sold, the intended method of distribution of such Registrable Securities, and such other information requested by the Corporation as is necessary for inclusion in the registration statement relating to such offering pursuant to the Securities Act. Such writing shall expressly state that it is being furnished to the Corporation for use in the preparation of a registration statement, preliminary prospectus, supplementary prospectus, final prospectus or amendment or supplement thereto, as the case may be.

                                   ARTICLE 5

                                  Preparation

     Section 5.1.  Stockholder Participation in Preparation.  In connection with
                   ----------------------------------------
the preparation and filing of any registration statement under the Securities Act in which Registrable Securities held by the MDCP Group Stockholders, the Blackstone Group Stockholders or the CCS Group Stockholders are included, the Corporation will give the MDCP Group Stockholders, the Blackstone Group Stockholders, or the CCS Group Stockholders, as the case may be, the underwriters of each, if any, and their respective counsel, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Corporation with its officers, its counsel and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of counsel to the MDCP Group Stockholders, counsel to the Blackstone Group Stockholders and counsel to the CCS Group Stockholders, to conduct a reasonable investigation within the meaning of the Securities Act.

                                   ARTICLE 6

                                Indemnification

     Section 6.1.  Indemnification by Corporation.  In the event of any
                   ------------------------------
registration of any Registrable Securities of the Corporation under the Securities Act, the Corporation will, and hereby does, indemnify and hold harmless the Stockholders, each Person, if any, who controls any Stockholder within the meaning of the Securities Act, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person who controls any such underwriter within the meaning of the Securities Act, against any expenses, losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which the Stockholders or their respective controlling Persons, or any such underwriter or its controlling Persons may become subject under the Securities Act or otherwise, insofar as such expenses, losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or any violation by the Corporation of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under such laws applicable to the Corporation in connection with any such registration, and the Corporation will reimburse the Stockholders and their respective controlling Persons and each such underwriter and its controlling Persons for any legal or any other expenses reasonably incurred by them, as such expenses are incurred, in connection with investigating or defending any such expense, loss, claim, liability, action or proceedings; provided, however, that
                                                        --------  -------
the Corporation shall not be liable in any such case to the extent that any such expense, loss, claim, damage or liability (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Corporation by any Stockholder, specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Stockholders or their respective controlling Persons, or any such underwriter or its controlling Persons, and shall survive the transfer of such securities by the Stockholders.

     Section 6.2.  Indemnification by the Stockholders.  In the event of any
                   -----------------------------------
registration of any Registrable Securities of the Corporation under the Securities Act, the Corporation will require, as a condition to including any Registrable Securities in any registration statement pursuant to Article 1,
Article 2 or Article 3, that the Corporation shall have received an undertaking satisfactory to it from the applicable Stockholder to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.1) the Corporation, each director of the Corporation, each officer of the Corporation and each other Person, if any, who controls the Corporation within the meaning of the Securities Act, and each other Person who participates as an underwriter in the offering or sale of such securities with respect to any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Corporation by such Stockholder, specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided that in no event shall any
                                     -------- ----
indemnity provided pursuant hereto by a Stockholder exceed the net proceeds from the offering received by such Stockholder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Corporation or any such director, officer, or controlling Person and shall survive the transfer of such securities by any Stockholder.

     Section 6.3.  Procedures.  Promptly after receipt by an indemnified party
                   ----------
of notice of the commencement of any action or proceeding involving a claim referred to in the preceding Sections of this Article 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided,
                                                                      --------
however, that the failure of any indemnified party to give notice as provided
-------
herein shall not relieve the indemnifying party of its obligations under the preceding Sections of this Article 6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.

     Section 6.4.  Other Indemnification.  Indemnification similar to that
                   ---------------------
specified in the preceding Sections of this Article 6 (with appropriate modifications) shall be given by the Corporation and the Stockholders with respect to any required registration or other qualification of securities under any federal or state law or regulation of governmental authority other than the Securities Act.

     Section 6.5.  Payment.  The indemnification required by this Article 6
                   -------
shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or any expense, loss, claim, damage or liability is incurred.

     Section 6.6.  Contribution.  If, for any reason, the foregoing indemnity is
                   ------------
unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the expense, loss, claim, damage or liability,
(i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in the proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE 7

                                   Covenants

     Section 7.1.  Filings and Certifications.  The Corporation will file in a
                   --------------------------
timely manner, information, documents and reports in compliance with the Exchange Act and will, at its expense, forthwith upon the request of any Stockholder, deliver to such Stockholder a certificate, signed by the Corporation's principal financial officer, stating (i) the Corporation's name, address and telephone number (including area code), (ii) the Corporation's Internal Revenue Service identification number, (iii) the Corporation's Commission file number, (iv) the number of shares of common stock of the Corporation outstanding as shown by the most recent report or statement published by the Corporation, and (v) whether the Corporation has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time, following an initial public offering of the Corporation's Common Stock, the Corporation is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Corporation will, at its expense, forthwith upon the written request of the MDCP Group Stockholders Representative, the Blackstone Group Stockholders Representative or the CCS Group Stockholders Representative, make available adequate current public information with respect to the Corporation within the meaning of paragraph (c)(2) of Rule 144 of the General Rules and Regulations promulgated under the Securities Act.

                                   ARTICLE 8

                                 Miscellaneous

     Section 8.1.  Registration Matters.
                   --------------------

          (a) If Registrable Securities of any Stockholder are included in any registration statement, such Stockholder shall execute and deliver all documents reasonably requested by the underwriters of an offering covered by such registration statement and any other documents customary in similar offerings, which documents shall be in customary form, including, without limitation, underwriting agreements, custody agreements, powers of attorney, and indemnification agreements, provided that no such documents
                                               -------- ----
     shall have terms more onerous than those sought of any other Person in connection with the same transaction.

          (b) Each Stockholder whose Registrable Securities are included in any registration statement shall cooperate with the Corporation in connection with the preparation of such registration statement, and for so long as the Corporation is obligated to file and keep effective the registration statement, shall provide to the Corporation, in writing, for use in the registration statement, all such information regarding such Stockholder as the Corporation may from time to time reasonably request in writing and which is required in accordance with the Securities Act.

          (c) During such time as the Corporation may be engaged in a distribution, the Corporation shall comply with Regulation M promulgated under the Exchange Act.

     Section 8.2.  Counterparts.  This Agreement may be executed in one or more
                   ------------
counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Article 8, provided receipt of copies of such counterparts is confirmed.

     Section 8.3.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                   -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

     Section 8.4.  Entire Agreement.  This Agreement (including agreements
                   ----------------
incorporated herein) contains the entire agreement between the parties with respect to the subject matter hereof and there are no agreements or understandings between the parties other than those set forth or referred to herein. This Agreement is not intended to confer upon any person not a party hereto, or a successor and assign of such party, any rights or remedies hereunder.

     Section 8.5.  Notices.  All notices and other communications hereunder
                   -------
shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below. Notices to the Corporation shall be addressed to:

                              PaeTec Corp.

                              290 Woodcliff Drive
                              Fairport, New York  14450
                              Attention:  President and Chief Executive Officer
                              Telecopier:  (716) 340-2547

                              with a copy (which shall not constitute notice) to:

                              Hogan & Hartson L.L.P.

                              8300 Greensboro Drive
                              McLean, Virginia  22102
                              Attention:  Richard J. Parrino, Esq.
                              Telecopier:  (703) 610-6200

or at such other address and to the attention of such other person as the Corporation may designate by written notice to the Stockholders. Notices to any Stockholder shall be addressed to such Stockholder at the address maintained for such Stockholder in the Corporation's books and records with a copy (which shall not constitute notice) to:

          In the case of any CCS Group Stockholder:

                    Kirkland & Ellis
                    200 East Randolph Drive
                    Chicago, IL  60601
                    Attention:  David A. Breach, Esq.
                    Telecopier:  (312) 861-2200

          In the case of any MDCP Group Stockholder:

                    Kirkland & Ellis
                    200 East Randolph Drive
                    Chicago, IL  60601
                    Attention: Edward T. Swan, Esq.
                               Jeffrey Seifman, Esq.
                               Michael L. Newquist, Esq.
                    Telecopier:  (312) 861-2200

          In the case of any Blackstone Group Stockholder:

                    Simpson Thacher & Bartlett
                    425 Lexington Ave.
                    New York, New York  10017-3954
                    Attention:  Wilson Neely, Esq.
                    Telecopier:  (212) 455-2502

or at such other address and to the attention of such other person as any Stockholder may designate by written notice to the Corporation.

     Section 8.6.  Assignment.  This Agreement shall be binding upon and inure
                   ----------
to the benefit of the parties hereto and their respective successors. No party shall be permitted to assign any of its rights hereunder to any third party, except that if (i) a Stockholder transfers or pledges any or all of the
------ ----
Registrable Securities held by such Stockholder to a bona fide financial institution as security for any bona fide indebtedness of any such Stockholder, the pledgee of such Registrable Securities shall be considered an intended beneficiary hereof and may exercise all rights of such Stockholder hereunder, and (ii) each Stockholder shall be permitted to assign such Stockholder's rights hereunder to any other Person to whom such Stockholder may transfer any capital stock of the Corporation.

     Section 8.7.  Headings.  The Section headings and other headings contained
                   --------
in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

     Section 8.8.  Consent to Amendments.  Except as otherwise expressly
                   ---------------------
provided herein, the provisions of this Agreement may be amended and the Corporation may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Corporation has obtained the written consent of each of (x) the holders of a majority of the Registrable Securities held by all MDCP Group Stockholders at the time such consent is requested, (y) the holders of a majority of the Registrable Securities held by all Blackstone Group Stockholders at the time such consent is requested, and (z) the holders of a majority of the Registrable Securities held by all CCS Group Stockholders at the time such consent is requested; provided, that if any such amendment, modification or waiver would adversely and disproportionately affect any holder of Registrable Securities relative to any holder or holders of Registrable Securities voting in favor of such amendment, modification, or waiver, such amendment, modification or waiver shall also require the written consent of such holder or holders, as the case may be, of a majority of the outstanding Registrable Securities held by all holders so adversely affected; and provided, further, that if any such amendment, modification or waiver is to a provision in this Agreement that requires a specific vote to take an action thereunder or to take an action with respect to the matters described therein, such amendment, modification or waiver shall not be effective unless such vote is obtained with respect to such amendment, modification or waiver. No other course of dealing between the Corporation and the holder of any Registrable Securities or any delay in exercising any rights hereunder shall operate as a waiver of any rights of any such holders. This Agreement may not be amended without the written consent of the Corporation.

     Section 8.9.  Construction.  For the purposes hereof, (i) words in the
                   ------------
singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, paragraph or other references are to the Sections, paragraphs, or other references to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, and (v) provisions shall apply, when appropriate, to successive events and transactions.

     This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

     Section 8.10.  Severability.  Any provision hereof which is invalid or
                    ------------
unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

                                   ARTICLE 9

                              Certain Definitions

     As used herein, the following terms shall have the following meanings:

     "Blackstone Group Stockholders Representative" shall mean Blackstone CCC
      --------------------------------------------
Capital Partners L.P. or such Person designated thereby.

     "CCS Group Stockholders Representative" shall mean the Person designated as
      -------------------------------------
such under that certain Agreement dated as of September 9, 1999, among the Corporation and the CCS Group Stockholders.

     "Common Stock" shall mean the common stock, $0.01 par value per share, of
      ------------
the Corporation, including the Class A Common Stock and the Class B Common Stock of the Corporation.

     "Corporation Registration Expenses" shall mean the fees and disbursements
      ---------------------------------
of counsel and independent public accountants for the Corporation incurred in connection with the Corporation's performance of or in compliance with this Agreement, including the expenses of any special audits or "cold comfort"
                                                            ------------
letters required by or incident to such performance and compliance and any premiums and other costs of policies of insurance obtained by the Corporation against liabilities arising out of the sale of any securities.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,
      ------------
and any successor thereof, and the rules and regulations thereunder.

     "MDCP Group Stockholders Representative" shall mean Madison Dearborn
      --------------------------------------
Capital Partners III L.P.

     "Merger" shall have the meaning set forth in the Prior Agreement.
      ------

     "Person" shall mean any individual, corporation, partnership (general or
      ------
limited), limited liability company, limited liability partnership, firm, trust, association or other entity.

     "Registrable Securities" shall mean (i) with respect to a CCS Group
      ----------------------
Stockholder, any shares of Common Stock acquired by such CCS Group Stockholder, including any such shares acquired in addition to the shares of Common Stock acquired in the Merger, and (ii) with respect to an Investor Stockholder, any shares of Common Stock acquired or acquirable by such Investor Stockholder, including any such shares acquired or acquirable by converting shares of Preferred Stock into shares of Common Stock. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) such securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act , (C) such securities have been distributed without consideration by a holder that is a limited liability company to its members or investment advisor, or by a holder that is a limited partnership to its limited partners, and in connection with such distribution, such holder has notified the Corporation in writing of its election to terminate the status of such securities as Registrable Securities, or (D) subject to Sections 1.8 and 2.6, the Corporation shall have issued certificates representing such securities without any legend restricting the transfer thereof under the Securities Act or applicable state securities laws.

     "Registration Expenses" shall mean the Corporation's Registration Expenses,
      ---------------------
all registration, filing and stock exchange or National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws (including the reasonable fees and expenses of counsel to the Stockholders participating in any transaction involving the registration of Registrable Securities, as follows: (i) with respect to any Demand Registration, the fees and expenses of a single counsel selected by the group of Stockholders initiating such Demand Registration in connection with such transaction, (ii) with respect to the filing of a Shelf

Registration, the fees and expenses of no more than two counsel, one selected by Stockholders holding at least a majority of the Registrable Securities participating in such registration, and one selected by Stockholders holding at least 66.67% of the Registrable Securities participating in such transaction, and (iii) with respect to any other transactions not otherwise described under clause (i) or (ii), the fees and expenses of a single counsel selected by a majority of the Stockholders participating in such transaction), all printing expenses, messenger and delivery expenses, and any fees and disbursements of underwriters customarily paid by sellers of securities who are not the issuers of such securities and all underwriting discounts and commissions and transfer taxes, if any, other than the discounts, commissions, fees and disbursements of underwriters or selling agents with respect to the Registrable Securities.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and any
      --------------
successor thereof, and the rules and regulations thereunder.

                                 *  *  *  *  *

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amended and Restated Registration Rights Agreement with full force and effect as of the day and year first written above.

               THE CORPORATION:
               ---------------

                              PAETEC CORP.

                              By: /s/ Arunas A. Chesonis
                                 ---------------------------------------
                              Its: CEO, Chairman & President
                                  --------------------------------------


               MDCP GROUP STOCKHOLDERS:
               -----------------------

                              MADISON DEARBORN CAPITAL PARTNERS III, L.P.

                              By:  Madison Dearborn Partners III, L.P.
                              Its: General Partner

                              By:  Madison Dearborn Partners, LLC
                              Its: General Partner

                              By: /s/ James N. Perry
                                 ---------------------------------------
                              Its:  Managing Director

                              MADISON DEARBORN SPECIAL EQUITY III, L.P.

                              By:  Madison Dearborn Partners III, L.P.
                              Its: General Partner

                              By:  Madison Dearborn Partners, LLC
                              Its: General Partner

                              By: /s/ James N. Perry
                                 ---------------------------------------
                              Its: Managing Director

                              SPECIAL ADVISORS FUND I, LLC

                              By:  Madison Dearborn Partners III, L.P.
                              Its: Manager

                              By:  Madison Dearborn Partners, LLC
                              Its: General Partner

                              By: /s/ James N. Perry
                                 ---------------------------------------
                              Its:  Managing Director

[Signature Page to Amended and Restated Registration Rights Agreement Continues]

               BLACKSTONE GROUP STOCKHOLDERS:
               -----------------------------

                              BLACKSTONE CCC CAPITAL PARTNERS L.P.

                              By:  Blackstone Management Associates III L.L.C.

                              By: /s/ Lawrence H. Guffy
                                 -----------------------------------------
                              Name: Lawrence H. Guffy
                                   ---------------------------------------
                              Title: Senior Managing Director
                                    --------------------------------------


                              BLACKSTONE CCC OFFSHORE CAPITAL PARTNERS L.P.

                              By:  Blackstone Management Associates III L.L.C.

                              By: /s/ Lawrence H. Guffy
                                 -----------------------------------------
                              Name: Lawrence H. Guffy
                                   ---------------------------------------
                              Title: Senior Managing Director
                                    --------------------------------------

                              Executed as a Deed

                              Witnessed by:

                              /s/ Barbara Frive
                              --------------------------------------------

                              BLACKSTONE FAMILY INVESTMENT PARTNERSHIP III L.P.

                              By:  Blackstone Management Associates III L.L.C.

                              By: /s/ Lawrence H. Guffy
                                 -----------------------------------------
                              Name: Lawrence H. Guffy
                                   ---------------------------------------
                              Title: Senior Managing Director
                                    --------------------------------------

[Signature Page to Amended and Restated Registration Rights Agreement Continues]

               CCS GROUP STOCKHOLDERS:
               ----------------------

                              ALLIANCE CABLETEL HOLDINGS, L.P.

                              By:  KOCOM Communications, Inc.

                              By:  /s/ James A. Kofalt
                                 -------------------------------------
                                   James A. Kofalt, President


                              KLINE HAWKES CALIFORNIA SBIC, L.P.

                              By: /s/ Frank Kline
                                 -------------------------------------
                              Its: Chairman
                                  ------------------------------------


                              THE UNION LABOR LIFE INSURANCE CORPORATION
                              SEPARATE ACCOUNT P

                              By: /s/ Joseph Linehan
                                 -------------------------------------
                              Its: VP - Securities
                                  ------------------------------------


                              /s/ Robert I. Schwartz
                              ----------------------------------------
                              Robert I. Schwartz


                              /s/ Kenneth M. Kiraly
                              ----------------------------------------
                              Kenneth M. Kiraly


                              /s/ Susan F. Kiraly
                              ----------------------------------------
                              Susan F. Kiraly


                              /s/ Richard P. Rizzutti
                              ----------------------------------------
                              Richard P. Rizzutti


                              /s/ Bryant Hopper
                              ----------------------------------------
                              Bryant Hopper


                              /s/ Ronald S. Johnson
                              ----------------------------------------
                              Ronald S. Johnson


                              /s/ Lodwrick Cook
                              ----------------------------------------
                              Lodwrick Cook

[Signature Page to Amended and Restated Registration Rights Agreement Continues]

                              /s/ Peter Cracovaner
                              ----------------------------------------
                              Peter Cracovaner


                              /s/ Richard Cunningham
                              ----------------------------------------
                              Richard Cunningham


                              /s/ Thomas O. FitzGerald
                              ----------------------------------------
                              Thomas O. FitzGerald


                              /s/ Wendy Foliano
                              ----------------------------------------
                              Wendy Foliano


                              /s/ Joseph Golden
                              ----------------------------------------
                              Joseph Golden


                              /s/ Stephen Mayo
                              ----------------------------------------
                              Stephen Mayo


                              /s/ Karen Sancimino
                              ----------------------------------------
                              Karen Sancimino


                              /s/ Clinton Walker
                              ----------------------------------------
                              Clinton Walker


               OTHER INVESTOR STOCKHOLDERS:
               ---------------------------

                              NEWCOURT COMMERCIAL FINANCE CORP.

                              By: /s/ Charles Brown
                                 -------------------------------------
                              Its:  V.P.
                                  ------------------------------------


                              CARAVELLE INVESTMENT FUND, L.L.C.
                              By:  Caravelle Advisors, L.L.C.
                              Its:  Investment Manager and Attorney-in-Fact

                              By: /s/ Jason Block
                                 -------------------------------------
                              Its:  Executive Director


[Signature Page to Amended and Restated Registration Rights Agreement Continues]

          UNIONBANCAL EQUITIES, INC.

          By: /s/ David Bonruhi
             ----------------------------------------
          Its: Vice President       V.P.
              ---------------------------------------


          ARES LEVERAGED INVESTMENT FUND, L.P.
          By:  ARES Management, L.P.
          Its:  General Partner

          By:  /s/ J. Serot
             ----------------------------------------
          Its:  Vice President
              ---------------------------------------


          ARES LEVERAGED INVESTMENT FUND II, L.P.
          By:  ARES Management II, L.P.
          Its:  General Partner

          By:  /s/ J. Serot
             ----------------------------------------
          Its:  Vice President
              ---------------------------------------

[Signature Page to Amended and Restated Registration Rights Agreement Continues]